EQUITRUST LIFE INSURANCE COMPANY

EquiTrust Life Annuity Account
Supplement Dated January 21, 2004
to the
Prospectus For
Individual Flexible Premium Deferred
Variable Annuity Contract
(Dated May 1, 2003)


This supplement describes certain information about the individual flexible premium deferred variable annuity contract (the "Contract") included in the above referenced prospectus.
Please read this supplement carefully and retain it with your Contract prospectus for future reference.

Effective May 1, 2004, the T. Rowe Price
Mid-Cap Growth Subaccount ("MCG Subaccount") will not be available for investment (allocation of premium payments and transfers) under Contracts issued on or after that date. The MCG Subaccount will continue to be available for investment to an Owner whose Contract is issued on or before April 30, 2004 ("Existing Owner"). Existing
Owners may continue to allocate premium
payments to and make transfers from the
other Subaccounts and the Declared Interest
Option to the MCG Subaccount.  Existing
Owners may also continue to make transfers from the MCG Subaccount to the other
Subaccounts and the Declared Interest Option.